                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):              December 30, 1997



                        RED LION INNS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


           Delaware                     1-9443            94-3029959
   (State or other jurisdiction       (Commission       (IRS Employer
of incorporation or organization)     File Number)    Identification No.)




            410 North 44th Street, Suite 700, Phoenix, Arizona 85008
           (Address of principal executive offices)         (Zip Code)


                                 (602) 220-6666
              (Registrant's telephone number, including area code)



          (former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

The Merger

                  On December 30, 1997, Red Lion Inns Limited Partnership., a Delaware limited partnership (the "Partnership"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Red Lion Properties, Inc., a Delaware corporation (the "General Partner"), Red Lion Inns Operating L.P., a Delaware limited partnership (the "Subsidiary Partnership"), Boykin Hotel Properties, L.P., an Ohio limited partnership ("Boykin LP"), Boykin Lodging Company, an Ohio corporation and the general partner of Boykin LP ("Parent"), Boykin Acquisition Corporation I, Inc., an Ohio corporation and a wholly owned subsidiary of Parent ("Newco I"), Boykin Acquisition Corporation II, Inc., an Ohio corporation and a wholly owned subsidiary of Parent ("Newco II") and Boykin Acquisition Partnership, L.P., a Delaware limited partnership ("Merger Sub"), pursuant to which the Merger Sub will be merged with and into the Partnership (the "Merger"). The Merger Agreement and the Merger were unanimously approved by the special committee and the board of directors of the General Partner, in its capacity as the general partner of the Partnership. The Merger is expected to close in March 1998.

                  As a result of the Merger (which will be a taxable transaction), (i) each issued and outstanding limited partnership unit of the Partnership (each a "Unit" and collectively, the "Units") will be converted into the right to receive a pro rata portion per Unit of that portion of the Cash Consideration (as defined below) and that portion of the Share Consideration (as defined below) allocated to the holders of the Units pursuant to the allocation schedule attached to the Merger Agreement (the "Allocation Schedule) and (ii) the General Partner's general partnership interest in the Partnership will be converted into the right to receive that portion of the Cash Consideration and that portion of the Share Consideration allocated to the General Partner pursuant to the Allocation Schedule. "Cash Consideration" means an amount in cash equal to approximately $35.3 million minus the amount of cash required to be paid to the General Partner, in its capacity as the general partner of the Subsidiary Partnership, pursuant to the Assignment Agreement (as defined below). "Share Consideration" means that number of Common Shares, without par value, of the Parent (the "Parent Common Shares") equal to approximately 3.1 million minus the number of Parent Common Shares required to be issued to the General Partner, in its capacity as the general partner of the Subsidiary Partnership, pursuant to the Assignment Agreement. Based upon the closing price of the Parent Common Shares on December 30, 1997, the Share Consideration and the Cash Consideration equal $115.4 million, or $26.37 for each Unit. Because the number of Parent Common Shares to be issued in the Merger is fixed, and because of the General Partner's interest, the total value of the Share Consideration and the Cash Consideration to be received by the holders of the Units will be based upon the price of the Parent Common Shares at the closing of the Merger. The Merger is conditioned upon, among other things, approval by the holders of a majority of the outstanding Units of the Partnership and the holders of a majority of the outstanding shares of the Parent Common Shares.

                  The Merger Agreement provides that the Partnership may not, and the General Partner shall cause the Subsidiary Partnership not to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any person (other than Parent and its affiliates), concerning any proposal for an acquisition of all or substantially all of the business and properties or partnership units or interests of the Partnership or the Subsidiary Partnership, whether by


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merger, tender offer, purchase of assets or partnership units or otherwise (the
"Acquisition Proposal") (including any person with whom discussions or negotiations have previously been held concerning any Acquisition Proposal), subject to certain exceptions. Upon the termination of the Merger Agreement under certain circumstances, the Partnership shall (i) reimburse the Parent and Boykin Management Company Limited Liability Company for certain out-of-pocket expenses related to the negotiation, execution and delivery of the Merger Agreement and the performance of the obligations contained therein and (ii) pay to the Parent a break-up fee of $5.5 million (subject to certain adjustments, if any).

                  The Merger Agreement also provides that the Partnership will pay a special distribution (the "Special Distribution") to the holders of the Units and the General Partner immediately prior to the closing of the Merger (the "Closing") in an amount such that the Special Distribution plus the accrued dividend on the Parent Common Shares to be received by the holders of the Units and the General Partner will equal the Partnership's existing distribution rate prorated to the Closing. The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

                  The Partnership intends to pay its regularly scheduled distribution for the quarter ended December 31, 1997.

Related Agreements

                  In connection with the execution of the Merger Agreement, each of the Assignment Agreement, the Termination Agreement, the Lease Agreement, the Management Agreement and the Owner Agreement (each as defined below) were executed on December 30, 1997, as more fully described below.

                  The General Partner entered into a Partnership Interest Assignment Agreement (the "Assignment Agreement") with the Parent, Boykin LP and West Doughboy LLC, an Ohio limited liability company (the "GP Assignee"), pursuant to which, among other things, the General Partner will sell and assign to the GP Assignee the General Partner's 1% general partnership interest in Subsidiary Partnership on the closing of the Merger. The Assignment Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

                  The Subsidiary Partnership entered into a Percentage Lease Agreement (the "Lease Agreement") with Westboy LLC, an Ohio limited liability company (the "Lessee"), effective as of January 1, 1998, pursuant to which, among other things, the Subsidiary Partnership will lease or sublease, as applicable, to Lessee all of the hotels (the "Hotels") owned or leased by the Subsidiary Partnership. The Lease Agreement is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

                  The Subsidiary Partnership entered into a Termination of Management Agreement (the "Termination Agreement") with Red Lion Hotels, Inc., a Delaware corporation (the "Manager"), pursuant to which the existing Management Agreement dated as of April 6, 1987, as amended, between the Subsidiary Partnership and Manager was terminated, with no further force or effect. The Termination Agreement is filed as Exhibit 99.3 hereto and is incorporated herein by reference. Simultaneously, the Manager entered into a Management Agreement (the "Management Agreement") with the Lessee, effective as of January 1, 1998, pursuant to which, among other things, the Manager will


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manage and operate the Hotels in which Lessee holds a leasehold estate pursuant to the Lease Agreement. The Management Agreement is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

                  The Subsidiary Partnership entered into an Owner Agreement (the "Owner Agreement") with the Lessee and the Manager, effective as of January 1, 1998, pursuant to which the Subsidiary Partnership commits to take certain actions in the event Lessee breaches any term of the Management Agreement. The Owner Agreement is filed as Exhibit 99.5 hereto and is incorporated herein by reference.

                  A copy of the Joint Press Release dated as of December 30, 1997 issued by the Partnership and the Parent relating to the Merger is filed as
Exhibit 99.6 and is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)      The following exhibits are filed as part of this Report.

      EXHIBIT NUMBER                           DESCRIPTION
      --------------                           -----------
           2.1              Agreement and Plan of Merger dated as of December
                            30, 1997 by and among Red Lion Inns Limited
                            Partnership, Red Lion Properties, Inc., Red Lion
                            Inns Operating L.P., Boykin Hotel Properties, L.P.,
                            Boykin Lodging Company, Boykin Acquisition
                            Corporation I, Inc., Boykin Acquisition Corporation
                            II, Inc., and Boykin Acquisition Partnership, L.P.
           99.1             Partnership Interest Assignment Agreement dated as
                            of December 30, 1997 by and among Red Lion
                            Properties, Inc., Boykin Hotel Properties, L.P.,
                            Boykin Lodging Company and West Doughboy LLC.
           99.2             Percentage Lease Agreement dated as of December 30,
                            1997 by and among Red Lion Inns Operating L.P. and
                            Westboy LLC.
           99.3             Termination of Management Agreement dated as of
                            December 30, 1997 by and among Red Lion Inns
                            Operating L.P. and Red Lion Hotels, Inc.
           99.4             Management Agreement dated as of December 30, 1997
                            by and among Red Lion Hotels, Inc. and Westboy LLC.
           99.5             Owner Agreement dated as of December 30, 1997 by and
                            among Red Lion Inns Operating L.P., Westboy LLC and
                            Red Lion Hotels, Inc.
           99.6             Joint Press Release of Red Lion Inns Limited
                            Partnership and Boykin Lodging Company dated as of
                            December 30, 1997.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 1998

                                       RED LION INNS LIMITED PARTNERSHIP


                                       By:      Red Lion Properties, Inc.,
                                                its General Partner


                                                By:      /s/  Anupam Narayan
                                                         -----------------------
                                                         Name:   Anupam Narayan
                                                         Title:  Vice President




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                                  EXHIBIT INDEX

      EXHIBIT NUMBER                         DESCRIPTION
      --------------                         -----------
           2.1              Agreement and Plan of Merger dated as of December
                            30, 1997 by and among Red Lion Inns Limited
                            Partnership, Red Lion Properties, Inc., Red Lion
                            Inns Operating L.P., Boykin Hotel Properties, L.P.,
                            Boykin Lodging Company, Boykin Acquisition
                            Corporation I, Inc., Boykin Acquisition Corporation
                            II, Inc., and Boykin Acquisition Partnership, L.P.
           99.1             Partnership Interest Assignment Agreement dated as
                            of December 30, 1997 by and among Red Lion
                            Properties, Inc., Boykin Hotel Properties, L.P.,
                            Boykin Lodging Company and West Doughboy LLC.
           99.2             Percentage Lease Agreement dated as of December 30,
                            1997 by and among Red Lion Inns Operating L.P. and
                            Westboy LLC.
           99.3             Termination of Management Agreement dated as of
                            December 30, 1997 by and among Red Lion Inns
                            Operating L.P. and Red Lion Hotels, Inc.
           99.4             Management Agreement dated as of December 30, 1997
                            by and among Red Lion Hotels, Inc. and Westboy LLC.
           99.5             Owner Agreement dated as of December 30, 1997 by and
                            among Red Lion Inns Operating L.P., Westboy LLC and
                            Red Lion Hotels, Inc.
           99.6             Joint Press Release of Red Lion Inns Limited
                            Partnership and Boykin Lodging Company dated as of
                            December 30, 1997.